UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2024

Banzai International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Global Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 29, 2024, Banzai International, Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”). At the Special Meeting, the Company’s shareholders voted on 2 proposals. At the beginning of the Special Meeting, 21,403,417 shares of Class A Common Stock (the “Class A Stock”), which represents 60.77% of the outstanding shares of Class A Stock and voting power of the Class A Stock entitled to vote at the Special Meeting, as well as 23,111,340 shares of Class B Common Stock (the “Class B Stock”) , which represents 100% of the outstanding shares of Class B Stock and voting power of the Class B Stock entitled to vote at the Special Meeting were represented by proxy. Accordingly, the holders of a majority of the voting power of the outstanding shares of capital stock entitled to vote were present and we had a quorum for the transaction of business.

We are filing this Current Report on Form 8-K to disclose the voting results from the Special Meeting.

1.	To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split with respect to the Company’s issued and outstanding Class A Common Stock, at a ratio of up to 1-for-50, with the final ratio and exact timing to be determined at the discretion of the Board of Directors and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment. The affirmative vote by the holders of a majority of the outstanding shares of Class A Stock and the holders of a majority of the outstanding shares of Class B Stock, each voting separately as a class was required to approve this proposal.

Class A Common Stock

For	Against	Abstain
19,617,748	1,759,744	25,925

Class B Common Stock

For	Against	Abstain
23,111,340	0	0

The Company’s board of directors intends to effect a reverse stock split within the approved ratio in the near future. The Company will file another current report on Form 8-K to disclose when such split is implemented.

2.	To approve the adjournment of the special meeting if necessary to solicit additional proxies if there are not sufficient votes to approve the reverse split proposal or any adjournment or postponement thereof. The affirmative vote of a majority of the voting power of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting, though less than a quorum was required to approve this proposal.

For	Against	Abstain
42,909,427	1,581,566	23,764

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2024

BANZAI INTERNATIONAL, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer